Business acquisitions	6 Months Ended
Jun. 30, 2015
Business Combinations [Abstract]
Business acquisitions
Business acquisitions
West Polaris Acquisition
On June 19, 2015, the Company’s 58% owned subsidiary, Seadrill Operating LP (“Seadrill Operating”), completed the purchase (the “Polaris Acquisition”) of 100% of the ownership interests in Seadrill Polaris Ltd. (“Seadrill Polaris”) the entity that owns and operates the drillship the West Polaris (the “Polaris Business”) from Seadrill. Seadrill Operating is 42% owned by Seadrill.

The consideration for the Polaris Acquisition was comprised of $204.0 million of cash and $336.0 million of debt outstanding under the existing facility financing the West Polaris.

In addition, Seadrill Operating issued a note (the “Seller's Credit”) of $50.0 million to Seadrill, repayment of which is contingent on the future re-contracted dayrate for the West Polaris. The Seller's Credit is due in 2021 and bears an interest rate of 6.5% per annum. During the three-year period following the completion of the current drilling contract with ExxonMobil, the Seller's Credit may be reduced if the average contracted dayrate (net of commissions) for the period, adjusted for utilization, is below $450 thousand per day until the Seller's Credit's maturity in 2021. Should the average dayrate be above $450 thousand per day, the entire Seller's Credit must be paid to Seadrill upon maturity of the Seller's Credit in 2021.

In addition, Seadrill Polaris may make further contingent payments to Seadrill based upon the West Polaris's operating dayrate. The West Polaris is currently contracted with ExxonMobil on a dayrate of $653 thousand per day until March 2018. Under the terms of the acquisition agreement, Seadrill Polaris has agreed to pay Seadrill (a) any dayrate it receives in excess of $450 thousand per day, adjusted for daily utilization, through the remaining term, without extension, of the ExxonMobil contract (the "Initial Earn-Out") and (b) after the expiration of the term of the existing contract until March 2025, 50% of any day rate above $450 thousand per day, adjusted for daily utilization, tax and agency commission after the conclusion of the existing contract until 2025 (the "Subsequent Earn-Out".

The fair value of the total consideration paid was $374.6 million, was comprised of cash of $204.0 million, the Seller's Credit, which has a present value of $44.6 million, a contingent consideration, which has a present value of $95.3 million and a working capital adjustment of $30.7 million.

The following table summarizes the consideration paid and the amounts of the assets acquired and liabilities assumed recognized at the acquisition date.

(In US$ millions)	June 19, 2015
Consideration
Cash	$204.0
Contingent consideration	95.3
Seller's Credit	44.6
Plus: Working capital adjustment	30.7
Fair value of total consideration transferred	$374.6

Recognized amounts of identifiable assets acquired and liabilities assumed at estimated fair value
Cash	$20.0
Current assets	52.1
Intangible asset - favorable drilling contract	124.3
Drilling unit	575.3
Long term interest bearing debt	(336.0)
Current liabilities	(20.2)
Non-current liabilities	(1.3)
Total identifiable net assets	$414.2

Gain on bargain purchase	(39.6)
Total	$374.6

The Company recognized a gain on bargain purchase from the Polaris Acquisition of $39.6 million, which is the excess of the total identifiable net assets acquired over the consideration transferred. The gain on the bargain purchase has been recorded in the line “Gain on bargain purchase” in the Unaudited Consolidated Statement of Operations. The gain has been attributed to the Company's belief that Seadrill may obtain additional value through the transaction, over and above the consideration transferred.  This may include, but is not limited to, the potential future realization of value through Seadrill's investments in Seadrill Partners. These investments include direct ownership interests, common and subordinated units and incentive distribution rights. As a result of these investments Seadrill has a continuing interest in the growth and success of Seadrill Partners.

The West Polaris drilling unit has been valued at fair value separately from the related drilling contract. The estimated fair value of the drilling unit was derived using an income approach with market participant based assumptions, including the Company's expectations around dayrates, drilling unit utilization, operating costs, capital and long term maintenance expenditures and applicable tax rates. The cash flows are estimated over the remaining useful economic life of the drilling unit. The cash flows were discounted using an estimated market participant weighted average cost of capital of 8.5%. The fair value of the drilling unit recognized is $575.3 million.

The fair value of the drilling contract has been assessed separately. The contract was valued using an "excess earnings" technique where the terms of the contract are assessed relative to current market conditions. The value of the contract related intangible was determined by means of calculating the incremental cash flows arising over the life of the contract compared with a contract with terms at prevailing market rates. The fair value of the favorable contract has been recognized as an intangible asset totaling $124.3 million. This intangible will be amortized over the remaining contract period until March 2018.

The fair value of trade receivables is $31.9 million, which is also the gross contractual amount. All amounts are expected to be collected.

The fair value of contingent consideration consists of the fair value of the Initial Earn-Out of $61.8 million, the fair value of the Subsequent Earn-Out of $33.5 million and the fair value of the Seller's Credit of $44.6 million. The fair value was determined using future estimated contract revenues based upon estimates of re-contracted dayrate, average utilization, less any expected commissions and taxes. The contingent consideration has been discounted to present value using a weighted average cost of capital of 8.5%.

The Initial Earn-Out has a maximum possible outcome (based on undiscounted cash flows) of $67.6 million, assuming the West Polaris achieves 100% utilization for the remainder of the ExxonMobil contract and the contracted dayrate is not re-negotiated. The lowest possible outcome of the Initial Earn-Out is nil, assuming the utilization for the West Polaris is 0% and or the contracted dayrate is re-negotiated to less than $450 thousand per day. It is not possible to calculate a range of possible outcomes for the Subsequent Earn-Out as it is impossible to determine a maximum possible re-contract dayrate and as such the maximum amount of the payment is unlimited. The lowest possible outcome for the subsequent earn-out is nil, assuming the utilization for the West Polaris is 0%, and or the re-contracted dayrate is less than $450 thousand per day. The range of undiscounted outcomes for the Seller's Credit varies from nil to $50.0 million.

Acquisition related transaction costs consisted of various advisory, legal, accounting, valuation and other professional fees of $0.7 million, which were expensed as incurred and are presented in the statement of operations within general and administrative expenses.

In the consolidated statement of operations $7.8 million of revenue and net income of $1.0 million have been included since the acquisition date of the Polaris Business until June 30, 2015.

The pro forma revenue and pro forma net income of the combined entity for the six months ended June 30, 2015 and June 30, 2014, had the acquisition date been January 1, 2014 are as follows.

	Six months ended June 30,
(In US$ millions)	2015		2014
	Seadrill Partners LLC	Supplemental pro forma combined entity	Seadrill Partners LLC	Supplemental pro forma combined entity
Total Revenue	$817.9	$927.6	$621.6	$716.7
Net Income	263.4	308.8	138.1	166.9
Net income attributable to Seadrill Partners LLC members	139.5	165.8	51.0	67.7